Jan Walker
Vice President
Structured Transactions &
Product Development
(925) 658-6199 direct
(925) 658-6870 fax
jan.walker@pmigroup.com

CONFIDENTIAL AND PROPRIETARY

August 30, 2006

Ellen V. Kiernan
Lehman Brothers Holdings Inc.
745 7TH Avenue, 7th Floor
New York, New York 10019

Karen R. Beard
U.S. Bank National Association, Solely as Trustee
60 Livingston Avenue
Saint Paul, Minnesota 55107

Re:	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-BC2
Bulk Primary First Lien Mortgage Insurance Policy No. 21046-0029-0
PMI Bulk Deal No.: 2006-0819

Dear Ms. Kiernan and Ms. Beard:

PMI Mortgage Insurance Co. (“PMI”) is pleased to provide primary mortgage insurance coverage under its Bulk Primary First Lien Master Policy (UW 2510.00 (09/00)) as endorsed to U.S. Bank National Association, solely as Trustee (the “Insured”) on the Loans to be delivered to PMI, under the terms and conditions of this letter agreement (the “Agreement") among PMI, Structured Asset Securities Corporation (“SASCO” or, the “Depositor”) and Lehman Brothers Holdings Inc. (“LBH” or, the “Seller”). BNC Mortgage, Inc., People’s Choice Home Loans, Inc., Countrywide Home Loans, Inc., Lehman Brothers Bank, FSB and Finance America, LLC originated approximately 38.27%, 17.04%, 11.33%, 1.81% and 0.03%, respectively, of the Loans. The remainder of the Loans were originated by various other banks, savings and loans and other mortgage lending institutions, none of which originated more than approximately 7.72% of the Loans. On the closing date, Option One Mortgage Corporation, Wells Fargo Bank, N.A., Countrywide Home Loans Servicing LP, JPMorgan Chase Bank, National Association and Aurora Loan Services LLC will service approximately 42.77%, 24.74%, 11.33%, 10.20% and 1.85%, respectively, of the Loans. It is anticipated that on or about September 1, 2006, the servicing of approximately 0.98% and 17.56% of the Loans initially serviced by Option One Mortgage Corporation will be transferred to Wells Fargo Bank, N.A. and JPMorgan Chase Bank, National Association, respectively. It is anticipated that on or about October 1, 2006, the servicing of approximately 26.95% of the Loans initially serviced by Option One Mortgage Corporation will be transferred to Wells Fargo Bank, N.A. Wells Fargo Bank shall serve as the Master Servicer. Once all such servicing transfers expected to occur are effected, Wells Fargo Bank, N.A. and JPMorgan Chase Bank, National Association will service approximately 36.69% and 17.71%, respectively. The Loans will be serviced under the terms and conditions of each Servicing Agreement, dated as of August 1, 2006 (the “Servicing Agreements”), among the Seller, the Master Servicer and the individual servicers, entered into in connection with the issuance of the SASCO Series 2006-BC2 Certificates.

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

1.	Key Terms

This table of key terms provides a quick reference to certain terms of this Agreement. Where applicable, reference should be made to the full text of the applicable Section.

A. Coverage Effective Date	August 1, 2006
B. Insured Aggregate Unpaid Principal Balance (“UPB”)	$129,997,809
C. Structure	Primary coverage. Greater than 90% LTV down to 60% LTV.
D. Percentage coverage per Loan (Section 3)	As listed on Certificate Schedule.
E. Premium payment frequency (Section 5)	Monthly beginning on or before the last business day of the first full month following the Coverage Effective Date.
F. Weighted-Average Premium-Rate (calculated for bid purposes only. See definition at Section 2.K.)	169.4 bps or 1.694% monthly annualized.
G. Underwriting guidelines	Originator’s underwriting guidelines in effect on the date of origination.
H. Term of Coverage	Life of Loan or termination under terms of this Agreement
I. Premiums paid by:	Master Servicer
J. UPB reporting done by:	Master Servicer
K. Default and delinquency reporting to be done by: (Section 12)	Servicer
L. Claims to be filed by:	Servicer

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

2.	Definitions

The following definitions apply to this Agreement. Capitalized terms used in this Agreement not otherwise defined herein shall have the meanings ascribed to them in the Policy.

A.	“Bid File” means an agreed-upon set of loan-level data elements submitted to PMI in connection with LBH’s request for a bid from PMI to provide mortgage insurance on a certain pool of loans.

B.	“Consumer Information” means personal information about a Borrower relating to an insured Loan.

C.	“Coverage Effective Date” means the Effective Date of coverage for each Loan as set forth under the terms of the Policy.

D.	“Eligible Loan” means a Loan satisfying the criteria for eligibility set forth in Section 6 of this Agreement.

E.	“Loan-Level Premium-Rate” means the individual premium rate (adjusted to an annual basis) uniquely assigned to each Loan for the term of the Policy determined by PMI based upon Set-up file data.

F.
“Material Variance” means a determination by PMI that the risk factors identified in the actual Loan file for a specific Loan and the layering of these risk factors are materially different than the risk factors for that Loan identified in the Set-up file such that had the actual risk factors been identified in the Set-up File, the Loan would not have been an Eligible Loan, or the premium rate would have been more than 5% higher than the premium rate assigned to the Loan in the Certificate Schedule.

G.	“Past Due” means that the Borrower did not pay when due an amount equal to or greater than one (1) regular periodic payment due under the terms of a Loan.

H.
“Policy” means PMI’s Bulk Primary First Lien Master Policy, UW2510.00 (09/00), along with the endorsements listed on Exhibit A attached hereto, and any applicable Certificate Schedules issued by PMI pursuant to the Policy.

I.	“Pricing File” means a file provided by PMI to LBH prior to the close of the transaction which includes a Loan-Level Premium-Rate for each Eligible Loan in the Set-up File.

J.	“Set-up File” means an agreed-upon set of loan-level data elements in final form submitted to PMI by LBH to obtain mortgage insurance.

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

K.
“Weighted-Average Premium-Rate” means the weighted-average premium-rate adjusted to an annual basis. The Weighted-Average Premium-Rate is calculated by taking the sum of the products of the UPB times the Loan-Level Premium-Rates assigned to Loans in the Set-up File for all Loans and then dividing that sum by the aggregate UPB for all Loans in the Set-Up file. The actual Loan-Level Premium-Rates are set forth in the Pricing File and Certificate Schedule.

3.	Coverage/Cancellation of Coverage

On the date of the close of the transaction, PMI will issue to the Insured an initial Certificate Schedule attached to a Schedule Endorsement (UW 2510.01 (10/00)), which will assign a Loan-Level Premium-Rate for, and extend coverage to, each Eligible Loan based on the data in the Set-up File. After the close of the transaction, PMI will issue a final Certificate Schedule containing additional premium-tax information as described in Section 5. The percentage coverage for each Loan shall be set forth in each Certificate Schedule. The Insured may not cancel coverage on any Loan that has not been paid in full unless the Insured cancels at the same time coverage on all the outstanding Loans insured under the Policy, in which event the Policy shall also be cancelled.

4.	Continuation of Coverage after Optional Termination of Trust

Subject to the terms and conditions of this Agreement and the Policy, Coverage will continue as long as the Loans remain in the trust. If the trust fund is terminated and the Loans are removed from the trust through the operation of the optional termination procedure contained in the Trust Agreement and described in the Prospectus Supplement under the heading “Optional Purchase of the Mortgage Loans,” at PMI’s option, which will not be unreasonably withheld, coverage will continue on the Loans under the following conditions:

A.
ownership of all covered Loans is transferred at the same time from the trust to LBH or an affiliated company; thereafter ownership of individual Loans may be transferred one time only from LBH or the affiliated company to another investor;

B.
if ownership of a Loan is transferred more than one time after being transferred out of the trust to LBH or an affiliated company, PMI shall have the right to terminate coverage or, if the investor requests, PMI may, in its discretion, continue coverage at the same price or at a different premium;

C.
LBH or the affiliated company to whom the Loans are transferred, or any subsequent owner of a portion of the Loans or all of the Loans may cancel coverage at any time. However, coverage must be cancelled for all Loans owned by LBH or the subsequent investor;

D.
PMI is given notice of the initial transfer of ownership from the trust to LBH or an affiliated company and any subsequent transfers of ownership to another investor at least thirty days prior to the transfer using a form of notice approved by PMI;

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

E.
notwithstanding any transfer of ownership, the Master Servicer will continue its obligation under this Agreement to pay the premiums to PMI and to provide Loan balance updates to PMI. The individual servicers will continue to submit claims and to provide default and delinquency reporting. Any change of the Master Servicer, the servicer or the sub-servicer will require prior approval by PMI pursuant to the terms of this Agreement and the Policy;

F.	any subsequent transferee owner of the Loans agree in writing, approved by PMI, to assume LBH’s obligations under this Agreement;

G.	PMI is permitted by applicable law to insure the new insured.

5.	Premiums

Premiums will be calculated on individual Loans as the product of the Loan-Level Premium-Rate assigned to the Loan in the Certificate Schedule, multiplied by the current UPB of the Loan outstanding at the beginning of the month for which coverage is provided, divided by twelve. LBH will provide to the Insured the Loan-Level Premium-Rate uniquely assigned to each individual Loan in the Certificate Schedule.

The Master Servicer will pay premiums to PMI as well as any amounts due for premium taxes on insurance on Loans secured by Properties located in West Virginia or Kentucky on a monthly basis to permit PMI to remit the amounts due to the respective taxing authorities (“Premium Taxes”). To establish coverage under the Policy as of the Coverage Effective Date, PMI must receive the initial premium and any required Premium Taxes by the last business day of the first full month following the closing date of this transaction, in accordance with the wiring instructions set forth in Section 15.

6.	Eligible Loans

The Loans must meet the following criteria to be considered Loans eligible for coverage (“Eligible Loans”):

A.
the Loan is not considered a “High Cost Mortgage” subject to Section 32 of the Federal Truth in Lending Act (12 CFR § 226.32) or subject to the Home Ownership and Equity Protection Act of 1994 (HOEPA), or any implementing regulations thereof;

B.	the Loan complies with all applicable federal, state and local laws, regulations and ordinances regarding the origination, servicing, sale, or purchase of residential mortgage loans;

C.	the Loan has a contractual rate of interest which does not exceed any legal or regulatory maximums;

D.	the Loan is not a scheduled negative-amortizing Loan;

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

E.
the Loan is not secured by a lien on mixed recreational, or commercial Property; provided however, that Loans secured by mixed-use Property may be extended coverage to the extent that (i) such Properties are used primarily for residential purposes, and (ii) the commercial purpose for which such Properties are used is not prohibited by any governing law; and (iii) the commercial purpose does not adversely impact the value, marketability or title of the Property as a Residential Property;

F.	the Loan is not secured by a lien on a “condo hotel;”

G.	the Loan is not secured by a single-wide manufactured home;

H.	the Loan is not secured by a lien on a co-op;

I.	the Loan is secured by a first lien interest in Residential Property located in the United States of America or its territories;

J.	the Loan has a unique loan identification number;

K.
the Loan is not now, nor at any time will become, subject to a commitment for any PMI risk-sharing structure, risk-restructuring agreement, or special rate plan for the Originator, any of the parties to this Agreement, or the investor(s), other than the rate plan addressed herein, unless agreed to in writing by PMI. Notwithstanding any language to the contrary in any agreement for contract underwriting between PMI and any entity, the parties agree that no Loan delivered to PMI under the terms and conditions of this Agreement will be eligible for a contract underwriting remedy; and

L.	all Borrowers on the Loan are United States citizens, or are lawfully admitted for permanent residence as defined in 8 U.S.C. Section 1101(a)(20).

7.	Representations and Warranties

To induce PMI to insure the Eligible Loans under each Policy, LBH represents and warrants to PMI with respect to each Loan as of the Coverage Effective Date that:

A.	the Loan is an Eligible Loan;

B.	all of the data elements for each Loan contained in the Set-up File submitted to PMI are true and correct in all material respects;

C.
if the Loan is not an option ARM, the Borrower has not been 30 days Past Due more than one time in the six months immediately preceding the Coverage Effective Date, and has not been 30 days Past Due more than two times in the 12 months immediately preceding the Coverage Effective Date; nor has the Borrower ever been 60 days Past Due since the inception of the Loan. If the Loan is an option ARM, the Borrower has never been more than 30 days Past Due since the inception of the Loan;

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

D.	a credit report with FICO score (or equivalent from a nationally recognized credit repository) was obtained and relied upon in the underwriting of the Loan;

E.	an appraisal (and not an automated valuation model) was obtained in connection with the Loan, unless the use of an alternative evaluation methodology was disclosed to, and approved by, PMI;

F.	the Loan was originated in compliance with the Originator’s underwriting guidelines in effect on the date of origin;

G.
the Loan has not been in foreclosure at any time prior to the Coverage Effective Date, nor has any Borrower on the Loan been a party to any foreclosure action within twenty-four (24) months prior to the origination of such Loan;

H.	multiple Loans to one Borrower have been disclosed to PMI in the Bid File or Set-up File, or a separate file sent by LBH.

8.	Remedies for Breach of Representations and Warranties

LBH acknowledges that because it has delivered (or will deliver) the Set-up File(s) to PMI by electronic transmission, PMI will not be able to underwrite the mortgage insurance coverage individually for each Loan and, therefore, is reasonably relying on the truth and accuracy of the information provided to PMI by LBH relating to the characteristics of the Loans. Accordingly, if it is determined at any time that any of the information submitted to PMI with respect to the Loan, or any of the information contained in the Application, was inaccurate, or there has been a breach of the Representations and Warranties enumerated in Section 7, which in PMI’s sole judgment is material to the acceptance or pricing of the risk with respect to any Loan, PMI shall be entitled to rescind coverage on that Loan subject to the terms and conditions of the Policy. PMI is under no obligation to insure (or continue to insure if coverage was already placed) any Loan which PMI determines is not an Eligible Loan, or otherwise violates a representation and warranty made in this Agreement or the Policy, or with respect to which the Loan file contains any inaccurate information which is material to PMI’s acceptance or pricing of the risk with respect to the Loan.

In the event that PMI rescinds coverage on a Loan for any reason, a refund of premium relating to such Loan shall be returned to the Insured in accordance with the terms of the Policy.

When rescinding coverage on a Loan, PMI will provide to LBH and Aurora Loan Services LLC written notice of the alleged material inaccuracy or breach, including in such notice information sufficient for LBH to make an independent assessment of the inaccuracy or breach, and make reasonable efforts to cooperate with LBH to cure such inaccuracy or breach, if possible.

9.	The Bulk Quality Endorsement

Based on PMI’s quality control criteria with respect to the origination and servicing of the Loans included in this transaction, PMI has agreed to issue to the Insured a Bulk Quality Endorsement (the “BQE”) to the PMI Bulk Primary First Lien Master Policy. Under the terms of the BQE, PMI will not rescind coverage on a Loan solely based on a finding of Borrower fraud in connection with the origination of that Loan. Subject to the terms and conditions of the Policy and this Agreement, PMI may rescind mortgage insurance coverage only if it makes a determination that there was material First Party* fraud in connection with the origination of the Loan.

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

* A First Party is defined in the Policy as “a) the Insured or any officer, employee or agent of the Insured or (b) any of the following Persons: the correspondent lender, mortgage loan broker or other intermediary underwriting or originating the Loan on behalf of the Insured or originating lender, or escrow or closing agents or anyone under contract with the Insured or originating lender in connection with the origination of such Loan, such as an appraiser.”

10.	Loan Reviews

In addition to any due diligence reviews of the Loans performed by PMI prior to the date of this Agreement, PMI has the right to review the Loans at any time during the term of coverage (a “Loan Review”) to determine (i) if there is a Material Variance; (ii) if the Loan complies with LBH’s Representations and Warranties set forth in this Agreement; or (iii) if the Loan complies with the Insured’s representations and warranties set forth in the Policy. If there is a Material Variance, PMI has the right to rescind coverage on that Loan.

11.	Loan Files

In connection with a Loan Review, to respond to the request of third-party examiners, or for any other reasonable purpose, PMI has the right at any time to obtain and review the Application and all origination and credit files used to underwrite the Loan, as well as servicing, foreclosure, loss mitigation and bankruptcy files, plus all associated documentation including, but not limited to, appraisals, collection comments, payment histories, verifications and credit reports (collectively, the “Loan File”). LBH agrees to cause any requested Loan File to be made available to PMI within forty-five (45) days of PMI’s written request. If PMI does not timely receive a requested Loan File, PMI has the right to rescind coverage on the Loan.

12.	Servicing and Default Reporting

LBH confirms that the Loans will be serviced in a manner consistent with the individual servicer’s normal practices and in accordance with the Policy. The individual servicer, whether the Originator or a concurrent or subsequent transferee servicer, will be responsible for all default and delinquency reporting required by PMI in accordance with its Default and Claims Reference Manual which can be found on the following website: http://www.pmigroup.com/lenders/claims.html. LBH agrees that the information in the notices of default and monthly delinquency reports will be accurate and that PMI may reasonably rely on such reports in all material respects. LBH will provide notice for servicing transfers to PMI in accordance with the Policy and will obtain the prior written approval of PMI for any prospective transfer of servicing unless servicing is transferred to JP Morgan Chase Bank, National Association, Wells Fargo Bank, N.A., Aurora Loan Services LLC, Option One Mortgage Corporation, or HomEq Servicing Corporation. The new servicer must have and maintain a minimum Sub-prime Residential Servicer Rating by Fitch of at least RPS2.

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

13.	Borrower Privacy

LBH and PMI represent and warrant to the other and each agrees with the other that:

A.	it has complied and will continue to comply with any applicable laws and regulations regarding the privacy and security of Consumer Information;

B.	it will not use Consumer Information in any manner inconsistent with any applicable laws and regulations regarding the privacy and security of Consumer Information;

C.	it will not disclose Consumer Information to third parties except at the specific written direction of the consumer or as otherwise permitted or required by law;

D.
it has in place and will maintain safeguards designed to ensure the security and confidentiality of the Consumer Information, protect against anticipated threats or hazards to the security or integrity of the Consumer Information, and protect against unauthorized access to or use of the Consumer Information and;

E.	it will use its best efforts to notify promptly the other party of any actual or suspected breach of the confidentiality of Consumer Information, relating to the Loans.

14.	Confidentiality

The parties agree to keep the terms of this Agreement confidential.

15.	Notices, Payment and Wiring Instructions

All notices to be provided under this Agreement, if to PMI, shall be given to:

PMI Mortgage Insurance Co.
3003 Oak Road
Walnut Creek, California 94597
Attention: Structured Transactions

with a copy by fax to 925-658-6175 to the attention of the General Counsel.

All notices to be provided under this Agreement, if to LBH, shall be given to:

Residential Mortgage Finance - SASCO 2006-BC2
Lehman Brothers Holdings, Inc.
745 7TH Avenue, 7th Floor
New York, New York 10019

Facsimile: 646-758-1968

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

and to:

Aurora Loan Services
Attention: Zachary Trumpp
327 Inverness Drive South
Englewood, Colorado 80012
Telephone: 720-945-5337
ztrumpp@alservices.com

All notices to be provided under this Agreement, if to the Insured, shall be given to:

Karen R. Beard
U.S. Bank National Association
Corporate Trust Services
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention SASCO 2006-BC2
Telephone: (617) 603-6455
Facsimile: (617) 603-6638

Payments to PMI should be directed, if by wire, to:

PMI Mortgage Insurance Co.
Account # 12332-07419
Bank of America
1850 Gateway Blvd.
Concord, CA 94520
ABA # 121-00035-8
Policy #21046-0029-0
Attn: SMO Department

16.	Governing Law and Venue

The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California (excluding the conflict of laws rules). Venue for any legal action related to this Agreement brought by any party to the Agreement shall be the United States District Court for the Northern District of California or, if filed in state court, the Superior Court of the State of California for the County of Contra Costa.

17.	Integrated Agreement

This Agreement and Policy, constitute the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and undertakings relating to the matters provided herein. No alteration, waiver, amendment, change or supplement hereto shall be binding or effective unless the same is set forth in writing and signed by duly authorized representatives of each party.

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

18.	Severability

If it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that any term or provision of this Agreement is invalid or unenforceable: (i) the remaining terms and provisions hereof shall be unimpaired and shall remain in full force and effect, and (ii) the invalid or unenforceable provision or term shall be replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of such invalid or unenforceable term or provision, as mutually agreed upon by the parties.

19.	Counterparts/Copies

For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto. Each such counterpart shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same Agreement. Fax or emailed copies of the executed signature pages to this Agreement shall be delivered by each party to the others, with each party retaining its own original executed signature page.

20.	Rules of Construction

Any discrepancies between this Agreement and the Policy are to be resolved in favor of this Agreement, to the extent permitted by applicable law.

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

This Agreement shall become effective upon your acceptance. Please indicate your agreement and acceptance of the terms of this Agreement by signing and dating a copy of this Agreement, and returning it to PMI on or before August 30, 2006, after which this offer shall expire and this Agreement shall have no effect.

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

Yours sincerely,

_______________________________
Jan Walker
Vice President

August 30, 2006	CONFIDENTIAL AND PROPRIETARY
SASCO 2006-BC2

Agreed to and accepted this 30th day of August on behalf of Lehman Bothers Holdings, Inc.:

By:  ____________________________

Name:

Title:

Agreed to and accepted this 30th day of August on behalf of U.S. Bank National Association:

By:  ____________________________

Name:

Title:

EXHIBIT A
ENDORSEMENTS

•	Schedule Endorsement To Bulk Primary First Lien Master Policy, UW2510.01 (10/00)

•	Bulk Quality Program Endorsement To Bulk Primary First Lien Master Policy, UW2510.10 (09/05)

•	Blocked Persons Exclusion Endorsement to Bulk Primary First Lien Master Policy, UW 2510.08 (05/04)